UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 13, 2021

Westlake Chemical Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard,	Suite 600
Houston,	Texas	77056
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the annual meeting of stockholders of Westlake Chemical Corporation (the “Company”) held on May 13, 2021 (“2021 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that, with certain exceptions, the federal district courts of the United States of America will be the exclusive forum for certain legal actions. The Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to this amendment was filed with the Secretary of State of the State of Delaware on May 14, 2021 and became effective upon filing. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2021 Annual Meeting, three matters were voted upon by the Company’s stockholders: (1) four members of the board of directors were elected; (2) as discussed above, the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation was approved; and (3) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The following tabulation sets forth the number of votes cast for, against or withheld and the number of abstentions and broker non-votes, as applicable.

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
James Y. Chao	97,847,619	23,172,655	1,909,148
John T. Chao	96,427,313	24,592,961	1,909,148
Mark A. McCollum	101,913,091	19,107,183	1,909,148
R. Bruce Northcutt	101,251,020	19,769,254	1,909,148

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that, with certain exceptions, the federal district courts of the United States of America will be the exclusive forum for certain legal actions.	115,204,515	5,776,656	39,103	1,909,148

	Votes For	Votes Against	Abstentions
Ratification of the appointment of PricewaterhouseCoopers LLP	121,982,701	909,020	37,701

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished herewith:
3.1     Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation.
104     The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION
Date:	May 17, 2021	By:	/S/ ALBERT CHAO
Albert Chao President and Chief Executive Officer